                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 10.2

                                                                                                         PAGE OF PAGES
                                   ORDER FOR SUPPLIES OR SERVICES                                         1        6
---------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all packages and papers with contract and/or order numbers
---------------------------------------------------------------------------------------------------------------------------
1.  DATE OF ORDER            2.  CONTRACT NO. IF ANY                                  6.  SHIP TO:
                                                                -----------------------------------------------------------
    12 March 2004                DTSA20-03-C-01900              a.  NAME OF CONSIGNEE
                                                                    Mr. Domenic Bianchini
---------------------------------------------------------------------------------------------------------------------------
3.  DATE REQUESTED           4.  REQUISITION/REFERENCE NO.      b.  STREET ADDRESS

    10 March 2004                PREQ-04-DEP-044.1                  590 HERNDON PKWY, SUITE 120
---------------------------------------------------------------------------------------------------------------------------
5.  ISSUING OFFICE Address Correspondence to                    c.  CITY                 d. STATE   e.  ZIP CODE

    TSA/STDO                                                        HERNDON                 VA          20170
---------------------------------------------------------------------------------------------------------------------------
                           7.  TO:
---------------------------------------------------------------------------------------------------------------------------
    a.  NAME OF CONTRACTOR                                      f.  SHIP VIA

        INVISION TECHNOLOGIES                                       FOB DESTINATION
---------------------------------------------------------------------------------------------------------------------------
    b.  COMPANY NAME                                                                 8.  TYPE OF ORDER
                                                                -----------------------------------------------------------
        INVISION TECHNOLOGIES                                   [ ] a. PURCHASE          [X] b. DELIVERY
----------------------------------------------------------------
    c.  STREET ADDRESS

        7157 Gateway Blvd                                       REFERENCE YOUR:
----------------------------------------------------------------               -----
    d.  CITY     e.  STATE   f.  ZIP  CODE                      Please furnish the       Except for billing
                                                                following on the         instructions on the
        Newark       CA          94560                          terms and conditions     reverse, this delivery
                                                                specified both sides     order is subject to
                                                                of the sheet, if any     instructions contained
                                                                including delivery       on this side only of
                                                                as indicated.            this form and is issued
                                                                                         subject to the terms
                                                                                         and conditions of the
                                                                                         above numbered
                                                                                         contract.
---------------------------------------------------------------------------------------------------------------------------
9.  ACCOUNTING AND APPROPRIATION DATA                       10. REQUISITION OFFICE
    See Block 17                                                Transportation Security Administration
---------------------------------------------------------------------------------------------------------------------------
11. BUSINESS CLASSIFICATION (Check appropriate box(es))
    [ ] a. SMALL  [ ] b. OTHER THAN SMALL   [ ] c. DISADVANTAGED   [ ] d. WOMEN-OWNED
---------------------------------------------------------------------------------------------------------------------------
12. F.O.B. POINT                            14. GOVERNMENT B/L NO.   15. DELIVER TO F.O.B. POINT     16. DISCOUNT TERMS
                                                                         ON OR BEFORE (Date)
    ORIGIN
-------------------------------------------
                13. PLACE OF
-------------------------------------------
    a.  INSPECTION           b.  ACCEPTANCE
            CA                       CA
---------------------------------------------------------------------------------------------------------------------------
                                            17. SCHEDULE (See reverse for Rejections)
---------------------------------------------------------------------------------------------------------------------------
                                                            QUANTITY           UNIT PRICE       AMOUNT      QUANTITY
  ITEM NO.           SUPPLIES OR SERVICES                   ORDERED    UNIT   (IN DOLLARS)   (IN DOLLARS)   ACCEPTED
   (a)                       (b)                              (c)      (d)        (e)            (f)           (g)
---------------------------------------------------------------------------------------------------------------------------
              See attached Delivery Order
              HSTS04-04-F-DEP044.1/Delivery Order #4

              Accounting Data:

              05AV000000-2004-1B3FDEPA13-3F40000000-31673
                    [***]

              05AV000000-2004-1B3FDEPB31-3F40000000-31673
                    [***]
---------------------------------------------------------------------------------------------------------------------------
              18.  SHIPPING POINT        19.  GROSS SHIPPING WEIGHT    20.  INVOICE NO.

              ----------------------------------------------------------------------------
                                         21.  MAIL INVOICE TO:
              ----------------------------------------------------------------------------
SEE BILLING   a. NAME                                                                        $108,000,000   17(H) Total
INSTRUCTIONS     Transportation Security Administration / Attn:  Mr. Eric Stapleton                         (Cont. pages)
ON REVERSE    -------------------------------------------------------------------------------------------------------------
              b. STREET ADDRESS (or PO Box)                                                                 17(I)
                 601 South 12th Street, Mail Stop RT-14A                                     $108,000,000   GRAND
                                                                                                            TOTAL
              -------------------------------------------------------------------------------------------------------------
              c. CITY                           d.        STATE               e.  ZIP CODE
                 Arlington,                               VA                      22202
---------------------------------------------------------------------------------------------------------------------------
22.  UNITED STATES OF                                                         23.    NAME (Typed)
AMERICA BY (Signature)   --->     /s/  Jamie Thompson                                        JAMIE THOMPSON
                                                                              TITLE: CONTRACTING/ORDERING OFFICER
---------------------------------------------------------------------------------------------------------------------------

      OMB Control No. 2120-0595                                                          (OF-347) FAA Template No. 4 (8/97)

* Confidential treatment requested.

                                                            HSTS04-04-F-DEP044.1
                                                               Delivery Order #4
                                                      Contract DTSA20-03-C-01900
                                                                     Page 2 of 6

The purpose of this Delivery Order is to order 95 High-Speed Integrated Explosive Detection Systems (EDS) manufactured by InVision Technologies, Inc. in accordance with Contract number DTSA20-03-C-01900. Items authorized under this Delivery Order are prescribed herein.

1.    Section B - Supplies/Services and Price/Cost

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this contract. The following line item(s) will be ordered in accordance with the contract amounts set forth below.

                                                                   UNIT
CLIN              DESCRIPTION                QTY    UNIT           PRICE       TOTAL
------       ----------------------         -----   -----          ------      ------
0002         High Speed Integrated
             EDS Unit (CTX 9000DSi)
0002AA       High Speed Integrated          [***]   [***]          $[***]      $[***]
             EDS Unit (CTX 9000DSi)
0002AB       High Speed Integrated          [***]   [***]           [***]       [***]
             EDS Unit (CTX 9000DSi)
0008         [***]
             Incentive
0008AA       [***]                          [***]   [***]          $[***]      $[***]
             Milestone
             [***]
0008AB       [***]                          [***]   [***]          $[***]      $[***]
             Milestone
             [***]
0008AC       [***]                          [***]   [***]          $[***]      $[***]
             Milestone
             [***]

2.    Funding:   Funding in the amount of $108,000,000.00 is hereby authorized under this Delivery Order.

3.    Section C - Description/SPECS/Work Statement

The Contractor shall deliver the supplies and services associated with the above CLINs in accordance with the Statement of Work in Contract DTSA20-03-C-01900.

* Confidential treatment requested.

                                                            HSTS04-04-F-DEP044.1
                                                               Delivery Order #4
                                                      Contract DTSA20-03-C-01900
                                                                     Page 3 of 6

4.    Section F - Deliveries or Performance

            a.    The CLINS are to be delivered to the following locations:

                                                                     PLACE OF      PLACE OF
CLIN            SUPPLY/SERVICE          QTY    DATE OF DELIVERY      DELIVERY      ACCEPTANCE
---------------------------------------------------------------------------------------------
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AB         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AB         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AB         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AB         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AB         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0002AA         High Speed Integrated   [***]        [***]             [***]        FOB ORIGIN
               EDS Unit (CTX 9000DSi)
0008AA         [***]                   [***]        [***]             [***]        FOB ORIGIN
               Milestone
0008AB         [***]                   [***]        [***]             [***]        FOB ORIGIN
               Milestone
0008AC         [***]                   [***]        [***]             [***]        FOB ORIGIN
               Milestone

            b.    Period of Delivery: The period of delivery for this order is from the date of award through March 31, 2005.

* Confidential treatment requested.

                                                            HSTS04-04-F-DEP044.1
                                                               Delivery Order #4
                                                      Contract DTSA20-03-C-01900
                                                                     Page 4 of 6

5.    Section G - Contract Administration Data

            a.    The following administration data applies to this order:

                  Contracting Officer's           Transportation Security
                  Techinical Representative       Administration
                  (COTR):                         Mr. Domenic Bianchini
                                                  590 Herndon Parkway, Suite 120
                                                  Herndon, VA 20170
                                                  Telephone (703) 796-7107
                                                  Fax (703) 707-5675

                  Contracting Officer:            Transportation Security
                                                  Administration
                                                  Mr. Jamie Thompson
                                                  590 Herndon Parkway, Suite 120
                                                  Herndon, VA 20170
                                                  Telephone (703) 796-7125
                                                  Fax (703) 707-5675

            b. The Contractor shall submit to the TSA Contracting Officer the serial numbers/ID numbers for each system delivered under this Delivery Order at least one week prior to, but no later than, delivery of the system.

6.    Section H - Special Terms And Conditions

The following terms apply to this Delivery Order, number HSTS04-04-F-DEP044.1 only.

            a. In the event the Contractor fails to meet the delivery schedule as provided herein, such failure will be considered in accordance with the Termination for Default clause (AMS 2.10.6-4 (1996)).

            b.    [***] Incentive (CLIN 0008):

                  (1)   The [***] Incentive will be earned [***] as follows:

                                -     [***]

                                -     [***]

                                -     [***]

* Confidential treatment requested.

                                                            HSTS04-04-F-DEP044.1
                                                               Delivery Order #4
                                                      Contract DTSA20-03-C-01900
                                                                     Page 5 of 6

                  (2)   [***].

                  (3)   [***].

                  (4)   [***].

            c.    Warranty:

                  (1) The Contractor's Commercial Warranty of [***] shall apply to all High Speed Integrated EDS CTX 9000DSi machines delivered under this delivery order.

                  (2) The Contractor's Commercial Warranty for units delivered [***] shall commence upon [***].

                  (3) The Contractor's Commercial Warranty for units delivered [***] shall commence upon [***].

            d.    Payment Terms:

                  (1)   For CLIN 0002 Production Units:

                        -     35% of the CLIN price at the time of order;

                        - 60% of the CLIN price at satisfactory completion of Factory Acceptance Test. Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services; and

                        - 5% of the CLIN price at satisfactory completion of Site Acceptance Test, but not later than 45 days after delivery, whichever occurs first.

* Confidential treatment requested.

                                                            HSTS04-04-F-DEP044.1
                                                               Delivery Order #4
                                                      Contract DTSA20-03-C-01900
                                                                     Page 6 of 6

                  (2)   For CLIN 0008AA, 0008AB and 0008AC [***] Incentives:

                        100% of the CLIN price at [***].

7.    Defense Priority and Allocation Requirement:

The Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 Code of Federal Regulations Part 700).

         /s/ David Pillor                                     12 March '04
------------------------------------                    ------------------------
Contractor Signature                                            Date
InVision Technologies

                              END OF DELIVERY ORDER

                              [***]

* Confidential treatment requested.